Exhibit 10.3

Ra Medical Systems, Inc.

January 9, 2023

Holder of Common Stock Purchase Warrants

Re:Inducement Offer to Exercise Common Stock Purchase Warrants

Dear Holder:

Ra Medical Systems, Inc. (the “Company”) is pleased to offer to you the opportunity to exercise 3,556 warrants issued on May 22, 2020 at an exercise price of $0.45 per share (the “May 2020 Warrants”), 8,000 warrants issued on August 3, 2020 at an exercise price of $0.35 per share (together with the May 2020 Warrants, the “Existing 2020 Warrants”), 160,026 Series B Warrants, 160,026 Series C Warrants (collectively, the “Existing Warrants”)) of the Company set forth on the signature page hereto currently held by you (the “Holder”) at an exercise price of $4.00, which shall be the new exercise price of the Existing Warrants as of the date hereof.  The Existing Warrants and the shares underlying the Existing Warrants (“Existing Warrant Shares”) have been registered pursuant to registration statements on Form S-1 (File No. 333-237701), (File No. 333-239887), (File No. 333-240187), (File No. 333-262195) and Form S-3 (File No. 333-267443) (together, the “Registration Statements”).  The Registration Statements are currently effective and, upon exercise of the Existing Warrants pursuant to this letter agreement (this “Agreement”), will be effective for the issuance of the Existing Warrant Shares.

In consideration for exercising some or all of the Existing Warrants held by you and as set forth on the signature page hereto pursuant to the terms of this Agreement (the “Warrant Exercise”) and subject to you being an “accredited investor” as defined in Rule 501 of the Securities Act of 1933, as amended (the “Securities Act”), the Company hereby offers to issue you or your designees pursuant to Section 4(a)(2) of the Securities Act a new Series E Common Stock Purchase Warrant (a “New Warrant”) for each Existing Warrant exercised to purchase up to a number of shares of Common Stock equal to 100% of the number of Existing Warrant Shares issued pursuant to each Warrant Exercise (the “New Warrant Shares”), which New Warrant shall be substantially in the form as set forth in Annex A hereto. The New Warrants will be exercisable on the date upon which Stockholder Approval (as defined below) is obtained, (ii) have a term of exercise of 5 years thereafter, and (iii) have an exercise price equal to $4.00, subject to adjustment as provided in the New Warrants.

A Warrant Exercise shall be effected through the delivery by the Holder to the Company of a counter-signature to this Agreement, on or prior to the Termination Date (as defined below).

The New Warrant certificates will be delivered within two Business Days following each Warrant Exercise pursuant to this Agreement, and such New Warrants, together with any underlying shares of common stock issued upon exercise of the New Warrants, will, unless and until registered, contain customary restrictive legends and other language typical for an unregistered warrant and unregistered shares.  Notwithstanding anything herein to the contrary, in the event a Warrant Exercise would otherwise cause the Holder to exceed the beneficial ownership limitations (“Beneficial Ownership Limitation”) set forth in Section 2(e) of the Existing Warrants, the Company shall only issue such number of Existing Warrant Shares to the Holder that would not cause the Holder to exceed the maximum number of Existing Warrant Shares permitted thereunder with the balance to be held in abeyance until notice from the Holder that the balance (or portion thereof) may be issued in compliance with such limitations, which abeyance shall be evidenced through the Existing Warrants which shall be deemed prepaid thereafter, and exercised pursuant to a Notice of Exercise in the Existing Warrant (provided no additional exercise price shall be payable).  The parties hereby agree that the Beneficial Ownership Limitation for purposes of the Existing Warrant is as set forth on the Holder’s signature page hereto.

The Holder understands that the New Warrants and the shares of Common Stock underlying the New Warrants are not, and may never be, registered under the Securities Act, or the securities laws of any state and, accordingly, each certificate, if any, representing such securities shall bear a legend substantially similar to the following:

“THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

Certificates evidencing shares of Common Stock underlying the New Warrants shall not contain any legend (including the legend set forth above), (i) while a registration statement covering the resale of such Common Stock is effective under the Securities Act, (ii) following any sale of such Common Stock pursuant to Rule 144 under the Securities Act (“Rule 144”), (iii) if such Common Stock is eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Common Stock and without volume or manner-of-sale restrictions, (iv) if such Common Stock may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144 as to such Common Stock, or (v) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Securities and Exchange Commission (the “Commission”) and the earliest of clauses (i) through (v), the “Delegend Date”)). The Company shall cause its counsel to issue a legal opinion to the transfer agent promptly after the Delegend Date if required by the Company and/or the transfer agent to effect the removal of the legend hereunder, which opinion shall be in form and substance reasonably acceptable to the Holder. If such Common Stock may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Common Stock shall be issued free of all legends. The Company agrees that following the Delegend Date or at such time as such legend is no longer required under this Section 2.3(b), it will, no later than two (2) Trading Days following the delivery by the Holder to the Company or the transfer agent of a certificate representing the Common Stock underlying the New Warrants issued with a restrictive legend (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the Holder a certificate representing such shares that is free from all restrictive and other legends or, at the request of the Holder shall credit the account of the Holder’s prime broker with the Depository Trust Company System as directed by the Holder.

In addition to the Holder’s other available remedies, the Company shall pay to a Holder, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of New Warrant Shares (based on the VWAP of the Common Stock on the date such New Warrant Shares are submitted to the Transfer Agent) delivered for removal of the restrictive legend, $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the Holder by the Legend Removal Date a certificate representing the securities so delivered to the Company by the Holder that is free from all restrictive and other legends and (b) if after the Legend Removal Date the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that the Holder anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of the Holder’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of New Warrant Shares that the Company was required to deliver to the Holder by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by the Holder to the Company of the applicable New Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

Expressly subject to the paragraph immediately following this paragraph below, Holder may accept this offer and effect each Warrant Exercise by signing this Agreement below on or before [●] ET on [●], 2023 (the “Termination Date”). Holder agrees to furnish to the Company a completed questionnaire in the form attached as Annex B hereto within seven (7) days following the date hereof (a “Selling Stockholder Questionnaire”). Holder further agrees that it shall not be entitled to be named as a selling stockholder in the registration statement described in Section (i) of Annex C or use the prospectus contained in such registration statement for offers and resales of New Warrant Shares at any time, unless Holder has returned to the Company a completed and signed Selling Stockholder Questionnaire in the time frame described in the previous sentence.

Additionally, the Company agrees to the representations, warranties and covenants set forth on Annex C attached hereto.  Holder represents and warrants that it is an “accredited investor” as defined in Rule 501 of Regulation D under the Securities Act, and agrees that the New Warrants will contain restrictive legends when issued, and neither the New Warrants nor the Common Stock issuable upon exercise of the New Warrants will initially be registered under the Securities Act.

The Company shall file a registration statement on the appropriate form providing for the resale by the Holder of the New Warrant Shares as soon as reasonably practicable and in no event later than 30 calendar days following the date of this Agreement.  The Company shall cause such registration statement to become effective as promptly as possible after the filing thereof, but in any event no later than within 60 days following the date hereof (or, in the event of a “full review” by the Commission, within 90 days following the date hereof) and use its best efforts to keep such registration statement continuously effective at all times under the Securities Act until the date that all New Warrant Shares covered by such registration statement (i) have been sold, thereunder or pursuant to Rule 144, or (ii) may be sold without volume or manner-of-sale restrictions pursuant to Rule 144 and without the requirement for the Company to be in compliance with the current public information requirement under Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Holder (the “Effectiveness Period”).  The Company shall telephonically request effectiveness of the registration statement as of 5:00 p.m. (New York City time) on a Trading Day.   The Company shall immediately notify the Holder via facsimile or by e-mail of the effectiveness of the registration statement on the same Trading Day that the Company telephonically confirms effectiveness with the Commission, which shall be the date requested for effectiveness of such registration statement.  The Company shall, by 9:30 a.m. (New York City time) on the Trading Day after the effective date of such registration statement, file a final prospectus with the Commission as required by Rule 424.  Failure to so notify the Holder within one (1) Trading Day of such notification of effectiveness or failure to file a final prospectus as foresaid shall be deemed an “Event” (as defined below).

If: (i) the Company does not cause such registration statement to be filed within 30 days of the date hereof (if the Company files the registration statement without affording the Holder the opportunity to review and comment on the same, the Company shall be deemed to have not satisfied this clause (i)); (ii) the Company fails to file with the Commission a request for acceleration of the registration statement in accordance with Rule 461 promulgated by the Commission pursuant to the Securities Act, within five (5) Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that such registration statement will not be “reviewed” or will not be subject to further review; (iii) prior to the effective date of the registration statement, the Company fails to file a pre-effective amendment and otherwise respond in writing to comments made by the Commission in respect of such registration statement within ten (10) calendar days after the receipt of comments by or notice from the Commission that such amendment is required in order for such registration statement to be declared effective; (iv) the Company does not cause such registration statement registering for resale all of the New Warrant Shares to be declared effective by the Commission within 60 days of the date hereof (or, in the event of a “full review” by the Commission, within 90 days following the date hereof) or (v) after the effective date of the registration statement, such registration statement ceases for any reason to remain continuously effective as to all New Warrant Shares included in such registration statement, or the Holder is otherwise not permitted to utilize the prospectus therein to resell such New Warrant Shares, for more than ten (10) consecutive calendar days or more than an aggregate of fifteen (15) calendar days (which need not be consecutive calendar days) during any twelve (12) month period (any such failure or breach being referred to as an “Event”, and for purposes of clauses (i) and (ii), the date on which such Event occurs, and for purpose of clause (iii) the date on which such ten (10) or fifteen (15) calendar day period, as applicable, is exceeded being referred to as “Event Date”), then, in addition to any other rights the Holder may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the Company shall pay to the Holder an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the aggregate value of the New Warrant Shares held by the Holder.  If the Company fails to pay any partial liquidated damages pursuant to this Agreement in full within seven (7) days after the date payable, the Company will pay interest thereon at a rate of 18% per annum (or such lesser maximum amount that is permitted to be paid by applicable law) to the Holder, accruing daily from the date such partial liquidated damages are due until such amounts, plus all such interest thereon, are paid in full. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro rata basis for any portion of a month prior to the cure of an Event.

The Company may require the Holder to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Holder and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the shares. Notwithstanding the foregoing, during any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the New Warrant Shares solely because the Holder fails to furnish such information within three Trading Days of the Company’s request, any liquidated damages that are accruing at such time as to such Holder only shall be tolled and any event that may otherwise occur solely because of such delay shall be suspended as to such Holder only, until such information is delivered to the Company.

On or before [●] ET on [●], 2023, the Company shall issue a press release disclosing all material terms of the transactions contemplated hereunder.  From and after the issuance of such press release, the Company represents to you that it shall have publicly disclosed all material, non-public information delivered to you on or prior to the date of such press release by the Company, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated hereunder.  In addition, effective upon the issuance of such press release, the Company acknowledges and agrees that any and all confidentiality or similar obligations under any agreement entered into in connection with the transactions contemplated hereunder, whether written or oral, between the Company, any of its subsidiaries or any of their respective officers, directors, agents, employees or Affiliates on the one hand, and you and your Affiliates on the other hand, shall terminate.  The Company represents, warrants and covenants that, upon acceptance of this offer and delivery of a counter-signed copy of this Agreement on or prior to the Termination Date, the Existing Warrant Shares shall be issued free of any legends or restrictions on resale by Holder and all of the Existing Warrant Shares shall be delivered electronically through the Depository Trust Company within one Business Day of the date the Company receives the applicable exercise price delivered in accordance with the terms of the Existing Warrants, subject to the Beneficial Ownership Limitation (or “delivery versus payment” if coordinated through Ladenburg Thalmann & Co. Inc.).  The terms of the Existing Warrants, including but not limited to the obligations to deliver the Existing Warrant Shares, shall otherwise remain in effect (including but not limited to any liquidated damages and compensation in the event of late delivery of the Existing Warrant Shares).

The Company covenants that it shall use commercially reasonable efforts to hold a special meeting of stockholders (which may also be at the annual meeting of stockholders) at the earliest practical date after the date hereof, and in any event on or before the 75th calendar day following [●], 2023, with the recommendation of the Company’s Board of Directors that a proposal allowing for the exercise of all of the New Warrants be approved pursuant to the rules and regulations of the NYSE American, and the Company shall solicit proxies from its stockholders in connection therewith in the same manner as all other management proposals in such proxy statement and all management-appointed proxyholders shall vote their proxies in favor of such proposal.  Holder covenants that at the next such meeting of stockholders of the Company, it will vote all shares of common stock that Holder owns or owned as of the record date of such meeting and for which it is entitled to vote, on all matters presented for a vote at such meeting.

If the Company does not obtain stockholder approval to the extent required pursuant to Section 713 of the NYSE American Listed Company Guide (“Stockholder Approval”) at the first meeting, the Company shall use commercially reasonable efforts to call a meeting every 90 days thereafter to seek Stockholder Approval until the earlier of the date Stockholder Approval is obtained or the New Warrants are no longer outstanding.

Additionally, the Company shall file with the Securities and Exchange Commission a Current Report on Form 8-K disclosing the material terms of the transactions contemplated hereby, which shall include this form of Agreement.

***************

Within one Business Day from the Holder’s execution of this Agreement, the Holder shall make available for “Delivery Versus Payment” to the Company immediately available funds equal to the sum of (a) the number of Existing Warrants being exercised multiplied by $4.00 (the “Exercise Amount”) and the Company shall deliver the Existing Warrant Shares via “Delivery Versus Payment” to the Holder and shall deliver the New Warrant certificates registered in the name of the Holder.

Please do not hesitate to call me if you have any questions.

Sincerely yours,

Ra Medical Systems, Inc.

By:
Name:	Will McGuire
Title:	Chief Executive Officer

Accepted and Agreed to:

Name of Holder: ________________________________________________________

Signature of Authorized Signatory of Holder: _________________________________

Name of Authorized Signatory: _______________________________________________

Title of Authorized Signatory: ________________________________________________

Existing Series A Warrant Shares to be exercised: ______________

Existing Series B Warrant Shares to be exercised: ______________

Existing Series C Warrant Shares to be exercised: ______________

Beneficial Ownership Limitation Existing 2020 Warrant: [4.99%/9.99%]

Beneficial Ownership Limitation Existing Series B Warrant: [4.99%/9.99%]

Beneficial Ownership Limitation Existing Series C Warrant: [4.99%/9.99%]

Beneficial Ownership Limitation New Series E Warrant: [4.99%/9.99%]

DTC Instructions:

Annex A

[INSERT FORM OF SERIES E COMMON STOCK PURCHASE WARRANT]

Annex B

Form of Selling Stockholder Questionnaire

Ra medical systems, inc.

Selling Stockholder Notice and Questionnaire

The undersigned beneficial owner of securities of Ra Medical Systems, Inc., a Delaware corporation (the “Company”), understands that the Company intends to file with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-1 or Form S-3 (the “Registration Statement”) for the registration and resale under the Securities Act of 1933, as amended (the “Securities Act”), of shares of the Company’s common stock issuable upon exercise of a warrant (the “Registrable Securities”) issued pursuant to the Inducement Offer Letter, dated January 6, 2023, between the Company and the undersigned (the “Inducement Offer Letter”). The undersigned understands that, pursuant to the Inducement Offer Letter, the undersigned will be named as a selling stockholder (the “Selling Stockholder”) in the prospectus that forms a part of the Registration Statement, and the Company will use the information that the undersigned provides in this questionnaire to ensure the accuracy of the Registration Statement and the prospectus.

Please note that if the entity completing this questionnaire is not a natural person, in addition to disclosing any material relationships between the Company and that entity, you should also provide relevant information about any persons (whether they are entities or natural persons) who exercise discretionary control over the entity completing this questionnaire, and who have had a material relationship with the registrant or any of its predecessors or affiliates within the past three years.

Certain legal consequences arise from being named as a selling stockholder in the Registration Statement and the related prospectus.  Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling stockholder in the Registration Statement and the related prospectus.

NOTICE

The undersigned beneficial owner of the Company’s securities acknowledges that by completing, dating, executing and returning this questionnaire to the Company, the undersigned is giving written notice to the Company of its desire to have the securities disclosed in response to Question 4(b) of this questionnaire included in the Registration Statement.

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate:

QUESTIONNAIRE

Please answer every question.  If the answer to any question is “none” or “not applicable,” please so state.

1.	Name.
(a)	Full Legal Name of Selling Stockholder

(b)	Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities are held:

(c)	Full Legal Name of Natural Control Person (which means a natural person who directly or indirectly alone or with others has power to vote or dispose of the securities covered by this Questionnaire):

2.  Address for Notices to Selling Stockholder:

Telephone:
Fax:
Email:

3.  Broker-Dealer Status:

(a)	Are you a broker-dealer?

Yes   ☐ No    ☐

Note:	In general, the Company will be required to identify any registered broker-dealer or an affiliate as an underwriter in the prospectus.

(b)	If “yes” to Section 3(a), did you receive your Registrable Securities as compensation for investment banking services to the Company?

Yes   ☐ No   ☐

(c)	Are you an affiliate of a broker-dealer? If “Yes”, please identify the registered broker-dealer(s), describe the nature of the affiliation(s) and answer subsection (d).

Yes   ☐ No    ☐

(d)

If you are an affiliate of a broker-dealer, do you certify that you purchased the Registrable Securities in the ordinary course of business, and at the time of the purchase of the Registrable Securities to be resold, you had no agreements or understandings, directly or indirectly, with any person to distribute the Registrable Securities?

Yes   ☐ No   ☐

4.  Beneficial Ownership of Securities of the Company Owned by the Selling Stockholder.

This question covers beneficial ownership of the Company’s securities. Please consult Appendix A to this Questionnaire for information as to the meaning of “beneficial ownership.” State (a) the number of shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder beneficially owned as of the date this Questionnaire is signed and (b) the number of such shares of the Company’s common stock (including any shares issuable upon exercise of warrants or other convertible securities) that the selling securityholder wishes to have registered for resale in the Registration Statement:

(a)	Number of shares of common stock and other equity securities owned (including any shares issuable upon exercise of warrants or other convertible securities):

(b)

Number of shares of common stock and other equity securities owned (including any shares issuable upon exercise of warrants or other convertible securities) to be registered for resale in the Registration Statement:

(c)

In addition to the securities identified in paragraphs (a) and (b) of this question, please identify any additional equity securities of the Company as to which there is any arrangement under which you have the right to receive any economic benefits of those securities.

5.  Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (owners of 5% of more of the equity securities of the undersigned) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

The undersigned agrees to promptly notify the Company of any material inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective; provided, that the undersigned shall not be required to notify the Company of any changes to the number of securities held or owned by the undersigned or its affiliates.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items 1 through 5 and the inclusion of such information in the Registration Statement and the related prospectus and any amendments or supplements thereto.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus and any amendments or supplements thereto.

IN WITNESS WHEREOF the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Date:	Beneficial Owner:

By:
Name:
Title:

PLEASE FAX A COPY (OR EMAIL A .PDF COPY) OF THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO: Brian Conn, Email: bconn2003@gmail.com, Fax: 760-804-1657; with a copy to Eric Hsu, Email: ehsu@wsgr.com, Fax: 650-493-6811.

APPENDIX A

DEFINITION OF “BENEFICIAL OWNERSHIP”

1.	A “Beneficial Owner” of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares:

(a) Voting power which includes the power to vote, or to direct the voting of, such security; and/or

(b) Investment power which includes the power to dispose, or direct the disposition of, such security.

Please note that either voting power or investment power, or both, is sufficient for you to be considered the beneficial owner of shares.

2.

Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership of a security or preventing the vesting of such beneficial ownership as part of a plan or scheme to evade the reporting requirements of the federal securities acts shall be deemed to be the beneficial owner of such security.

3.

Notwithstanding the provisions of paragraph (1), a person is deemed to be the “beneficial owner” of a security if that person has the right to acquire beneficial ownership of such security within 60 days, including but not limited to any right to acquire: (a) through the exercise of any option, warrant or right; (b) through the conversion of a security; (c) pursuant to the power to revoke a trust, discretionary account or similar arrangement; or (d) pursuant to the automatic termination of a trust, discretionary account or similar arrangement; provided, however, any person who acquires a security or power specified in (a), (b) or (c) above, with the purpose or effect of changing or influencing the control of the issuer, or in connection with or as a participant in any transaction having such purpose or effect, immediately upon such acquisition shall be deemed to be the beneficial owner of the securities which may be acquired through the exercise or conversion of such security or power.

Exhibit 10.3

Annex C

Representations, Warranties and Covenants of the Company. The Company hereby makes the following representations and warranties to the undersigned:

(a)Affirmation of Prior Representations, Warranties and Covenants. The Company hereby represents and warrants to the undersigned that the Company’s representations and warranties as set forth in Section 3 of the Underwriting Agreement, dated as of February 4, 2022 (the “Underwriting Agreement”), together with any updates in the Company’s SEC Reports subsequent to the Underwriting Agreement, are true and correct as of the date hereof and have been fully performed as of the date hereof. Capitalized terms not otherwise defined herein shall have the meanings set forth in the Underwriting Agreement.

(b)Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, its board of directors or its stockholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(c)No Conflicts.  The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not: (i) conflict with or violate any provision of the Company’s certificate or articles of incorporation, bylaws or other organizational or charter documents; or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company in connection with, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other material instrument (evidencing Company debt or otherwise) or other material understanding to which such Company is a party or by which any property or asset of the Company is bound or affected; or (iii) subject to any required approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected, except, in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect (as defined in the Underwriting Agreement).

(d)Issuance of the New Warrants. The issuance of the New Warrants is duly authorized and, upon the execution of this Agreement by the undersigned, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens imposed by the Company. The shares of Common Stock issuable upon exercise (including cashless exercise) of the New Warrants (the “New Warrant Shares”), when issued in accordance with the terms of the New Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock a number of shares of Common Stock for issuance of the New Warrant Shares in full.

(e)Equal Consideration. No consideration has been offered or paid to any person to amend or consent to a waiver, modification, forbearance or otherwise of any provision of any of the Underwriting Agreement or the Existing Warrants.

(f)Legends and Transfer Restrictions.

(i)The New Warrants and New Warrant Shares may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of New Warrants or New Warrant Shares other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of the undersigned or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred New Warrants and New Warrant Shares under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.

(ii)The undersigned agrees to the imprinting, so long as is required by this Section (i), of a legend on any of the New Warrants and New Warrant Shares in the following form:

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

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The Company acknowledges and agrees that the undersigned may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the New Warrants to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the undersigned may transfer pledged or secured New Warrants to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate undersigned’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of New Warrants may reasonably request in connection with a pledge or transfer of the New Warrants or New Warrant Shares.

(iii) Certificates evidencing the New Warrant Shares shall not contain any legend (including the legend set forth in Section (f)(ii) hereof), (i) while a registration statement covering the resale of such security is effective under the Securities Act, (ii) following any sale of such New Warrant Shares pursuant to Rule 144, (iii) if such New Warrant Shares are eligible for sale under Rule 144 and have been held for at least one year, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to its transfer agent if required by the transfer agent to effect the removal of the legend hereunder. If all or any portion of a New Warrant is exercised at a time when there is an effective registration statement to cover the resale of the New Warrant Shares, or if such New Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such New Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such New Warrant Shares shall be issued free of all legends or such legends shall be removed, as applicable. The Company agrees that following such time as such legend is no longer required under this Section (f), it will, at its sole expense, no later than two Trading Days (or such other number of days as constitute a standard settlement period, as applicable) following the delivery by an undersigned to the Company (or its transfer agent) of a certificate representing New Warrant Shares, as the case may be, issued with a restrictive legend (such second Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to the undersigned a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the transfer agent that enlarge the restrictions on transfer set forth in this Section (f). Certificates for New Warrant Shares subject to legend removal hereunder shall be transmitted by the Transfer Agent to the undersigned by crediting the account of the undersigned’s prime broker with the Depository Trust Company System as directed by the undersigned.

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(iv)  In addition to such undersigned’s other available remedies, the Company shall pay to an undersigned, in cash, (i) as partial liquidated damages and not as a penalty, for each $1,000 of New Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.1(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend and (ii) if the Company fails to (a) issue and deliver (or cause to be delivered) to the undersigned by the Legend Removal Date a certificate representing the Securities so delivered to the Company by such undersigned that is free from all restrictive and other legends and (b) if after the Legend Removal Date such undersigned purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by such undersigned of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock that such undersigned anticipated receiving from the Company without any restrictive legend, then, an amount equal to the excess of such undersigned’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including brokerage commissions and other out-of-pocket expenses, if any) (the “Buy-In Price”) over the product of (A) such number of New Warrant Shares that the Company was required to deliver to such undersigned by the Legend Removal Date multiplied by (B) the lowest closing sale price of the Common Stock on any Trading Day during the period commencing on the date of the delivery by such undersigned to the Company of the applicable New Warrant Shares (as the case may be) and ending on the date of such delivery and payment under this clause (ii).

(g)Public Information Failure. At any time during the period commencing from the six (6) month anniversary of the date hereof and ending at such time that all of the New Warrant Shares may be sold without the requirement for the Company to be in compliance with Rule 144(c)(1) and otherwise without restriction or limitation pursuant to Rule 144, if the Company (i) shall fail for any reason to satisfy the current public information requirement under Rule 144(c) or (ii) has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and the Company shall fail to satisfy any condition set forth in Rule 144(i)(2) (a “Public Information Failure”) then, in addition to the undersigned’s other available remedies, the Company shall pay to the undersigned, in cash, as partial liquidated damages and not as a penalty, by reason of any such delay in or reduction of its ability to sell the New Warrant Shares, an amount in cash equal to two percent (2.0%) of the aggregate Exercise Price of the New Warrant of the undersigned’s Securities on the day of a Public Information Failure and on every thirtieth (30th) day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (a) the date such Public Information Failure is cured and (b) such time that such public information is no longer required  for the undersigned to transfer the New Warrant Shares pursuant to Rule 144.  The payments to which the undersigned shall be entitled pursuant to this Section (g) are referred to herein as “Public Information Failure Payments.” Public Information Failure Payments shall be paid on the earlier of (i) the last day of the calendar month during

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which such Public Information Failure Payments are incurred and (ii) the third (3rd) Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event the Company fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full. Nothing herein shall limit the undersigned’s right to pursue actual damages for the Public Information Failure, and the undersigned shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

(h)Listing of Common Stock. The Company shall apply to list or quote all of the New Warrant Shares on the Trading Market and promptly secure the listing of all of the New Warrant Shares on such Trading Market.

(i)Registration Statement.  The Company shall use commercially reasonable efforts to file a registration statement on Form S-3 (or other appropriate form if the Company is not then S-3 eligible) providing for the resale by the Holders of the New Warrant Shares issued and issuable upon exercise of the New Warrants as soon as reasonably practicable and shall use good faith efforts to file within 45 calendar days of this Agreement.  The Company shall use commercially reasonable efforts to cause such registration to become effective within 90 days following the date hereof and to keep such registration statement effective at all times until the earlier of (A) the time that no Holder owns any New Warrants or New Warrant Shares issuable upon exercise thereof and (B) the time that all of the remaining New Warrants or New Warrant Shares issuable upon exercise thereof are eligible to be sold by the Holders without compliance with the volume limitations or public information requirements of Rule 144.

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